Exhibit 10.10

                                                                   Draft 7/24/96
                                INTERPOOL LIMITED


                       NONQUALIFIED STOCK OPTION PLAN FOR
                       NON-EMPLOYEE, NON-OFFICER DIRECTORS


          1.   Purpose.  The purpose of this Plan is to assist the Corporation
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in attracting and retaining dedicated and qualified persons to serve as Non-
Employee, Non-Officer Directors of the Corporation.

          2.  Definitions.  When used in this Plan, unless the context otherwise
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requires:

          (a) "Board of Directors" shall mean the Board of Directors of the Corporation, as constituted at any time.

          (b) "Chairman of the Board" shall mean the person who at the time shall be Chairman of the Board of Directors.

          (c)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (d)  "Committee" shall mean the Committee hereinafter described in
     Section 3.

          (e)  "Corporation" shall mean Interpool Limited.

          (f) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

          (g)  "Fair Market Value" shall mean (i) for Options granted under
     Section 6(a), the initial offering price for one Share issued in the Public Offering, and (ii) for Options granted under Section 6(b), fair market value on a specified date shall mean the closing price at which one Share is traded on the stock exchange, if any, on which Shares are primarily traded, or the average of the bid and asked closing prices at which one Share is traded on the over-the-counter market, as reported on the National Association of Security Dealers Automated Quotation System, but if no Shares were traded on such date, then on the last previous date on which a Share was so traded, or, if none of the above are applicable the value of a Share as established by the Committee for such date using any reasonable method of valuation.

          (h) "Non-Employee, Non-Officer Director" shall mean a director of the Corporation who is not also an employee of or a consultant to the Corporation or a Subsidiary.



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          (i)  "Options" shall mean the stock options, which do not meet the requirements of Code Section 422, granted pursuant to this Plan.

          (j) "Plan" shall mean this Corporation Nonqualified Stock Option Plan for Non-Employee, Non-Officer Directors, as adopted by the Board of Directors and approved by the sole shareholder of the Corporation on July __, 1996, as such Plan from time to time may be amended.

          (k) "President" shall mean the person who at the time shall be the President of the Corporation.

          (l) "Public Offering" shall mean the Corporation's public offering of up to 7,650,000 Shares pursuant to its Registration Statement on Form S-1, as amended, initially filed with the Securities and Exchange Commission on June 18, 1996.

          (m)  "Share" shall mean a share of common stock of the Corporation.

          (n) "Subsidiary" shall mean any corporation more than 50% of whose stock having general voting power is owned by the Corporation, or by another Subsidiary, as herein defined, of the Corporation.

          3.   Committee.  The Plan shall be administered by the Compensation
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Committee which shall consist of two or more directors of the Corporation, each of whom shall be "disinterested persons" or "Non-Employee Directors" within the meaning of Rule 16b-3 as in effect from time to time under the Exchange Act.
The members of the Committee shall be selected by the Board of Directors. Any member of the Committee may resign by giving written notice thereof to the Board of Directors, and any member of the Committee may be removed at any time, with or without cause, by the Board of Directors. If, for any reason, a member of the Committee shall cease to serve, the vacancy shall be filled by the Board of Directors. The Committee shall establish such rules and procedures as are necessary or advisable to administer the Plan.

          4.   Participant.  The class of persons who are potential recipients
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of Options granted under this Plan consists of Non-Employee, Non-Officer
Directors of the Corporation or a Subsidiary. The Non-Employee, Non-Officer Directors to whom Options are granted under this Plan shall be determined in accordance with the terms and conditions of this Plan.

          5.   Shares.  Subject to the provisions of Section 8 hereof, Options
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shall be granted in accordance with this Plan to purchase an aggregate of up to
100,000 Shares, all of which may



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be treasury or authorized but unissued Shares.  If the Shares that would be issued or transferred pursuant to any such Option are not issued or transferred and cease to be issuable or transferable for any reason, the number of Shares subject to such Option will no longer be charged against the limitation provided for herein and may again be made subject to Options.

          6.   Option Grants.  There hereby are granted the following Options to
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purchase Shares under this Plan:

          (a) Effective upon the Corporation's Public Offering, an Option to purchase 2,000 Shares is granted to each person who on that date is an incumbent Non-Employee, Non-Officer Director of the Corporation; provided,
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     however, that no options shall be granted to Martin Tuchman, Raoul J.
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     Witteveen, Warren L. Serenbetz, Arthur L. Burns, Eric Beerlandt, Ernst
     Baenziger and Eddie Wang.

          (b) With respect to each person who first becomes a Non-Employee, Non-Officer Director of the Corporation after the Public Offering, an Option to purchase 2,000 Shares is granted as of the date such person first becomes a Non-Employee, Non-Officer Director.

          7.   Terms and Conditions of Options.
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          (a)  Form.  The form of an Option shall be determined from time to
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     time by the Committee.  A certificate of Option signed by the Chairman of the Board of Directors, the President or a Vice President of the Corporation, attested by the Treasurer or an Assistant Treasurer, or Secretary or an Assistant Secretary of the Corporation, shall be issued to each person to whom an Option is granted. The certificate of Option for an Option shall be legended to indicate that the Option is not an incentive stock option.

          (b)  Price.  The Option price per Share shall be the Fair Market Value
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     per Share on the date as of which the Option was granted pursuant to
     Section 6.

          (c)  Duration.  The duration of any Option granted under this Plan
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     shall be a period of ten years from the date upon which the Option was granted.

          (d)  Exercise.
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               (i)  No Option may be exercised until the first anniversary of the date as of which the Option was granted pursuant to Section 6 (the "Grant Date"). One-third of the Shares subject to an Option may be purchased on or after the first anniversary of the



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          Grant Date and an additional one-third of the Shares subject to such
          Option may be purchased on the second and third anniversaries, respectively, of the Option's Grant Date.

              (ii) Notwithstanding the foregoing, the unexercised portion of any Option granted to any Option holder may be exercised in the following circumstances (but in no event during the six-month period commencing on the Grant Date or after the term of the Option has expired): subject to the provisions of subparagraph (iii) of this Section, upon the permanent disability (within the meaning of Section 22(e)(3) of the Code) or death of the holder.

             (iii) All or any part of any Option, to the extent unexercised, shall terminate immediately upon the Option holder's ceasing to serve as a member of the Board of Directors except that the Option holder shall have until the end of the tenth business day following the cessation of his service as a member of the Board of Directors, and no longer, to exercise any unexercised portion of the Option that he could have exercised on the day on which such service as a Director terminated; provided that such exercise must be accomplished prior to the expiration of the term of such Option. Notwithstanding the foregoing, if the cessation of service as a director is due to permanent disability (within the meaning of Section 22(e)(3) of the Code) or to death, the Option holder or the representative of the estate shall have the privilege of exercising the portion of the Option which is unexercised at the time of such disability or death; provided, however, that such exercise must be accomplished prior to the expiration of the term of such Option and (a) within three months of the Option holder's disability, or (b) within six months of the Option holder's death, as the case may be. If an Option holder's service as a member of the Board of Directors shall be terminated for cause, the unexercised portion of any Option of such Option holder shall terminate immediately upon such termination of the Option holder's service as a member of the Board of Directors and any right to exercise such portion shall be forfeited. For purposes of this subparagraph (iii), "cause" shall mean fraud or intentional misrepresentation, or embezzlement, misappropriation or conversion of assets or opportunities of the Corporation or any Subsidiary.

              (iv) An Option shall be exercised by the delivery of a written notice duly signed by the Option holder



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
          thereof to such effect, together with the Option certificate and the full purchase price of the Shares purchased pursuant to the exercise of the Option, to either of the Chairman of the Board of Directors or an officer of the Corporation or Subsidiary appointed by the Chairman of the Board for the purpose of receiving the same. Payment of the full purchase price shall be made as follows: (i) in cash; (ii) by check payable to the order of the Corporation; or (iii) by delivery to the Corporation of Shares already owned by the Option holder or Shares issuable in connection with the Option, any of which Shares shall be valued at their Fair Market Value on the date of exercise of the Option. No Option may be granted pursuant to the Plan or exercised at any time when such Option, or the granting, exercise thereof, may result in the violation of any law or governmental order or regulation.

               Within a reasonable time after the exercise of an Option, the Corporation shall cause to be delivered to the person entitled thereto, a certificate for the Shares purchased pursuant to the exercise of the Option. If the Option shall have been exercised with respect to less than all of the Shares subject to the Option, the Corporation shall also cause to be delivered to the person entitled thereto a new Option certificate in replacement of the certificate surrendered at the time of the exercise of the Option, indicating the number of Shares with respect to which the Option remains available for exercise, or the original Option certificate shall be endorsed to give effect to the partial exercise thereof.

          8.   Adjustments of Option Shares.  If prior to the complete exercise
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of any Option there shall be declared and paid a stock dividend upon the Shares of the Corporation or if the Shares of the Corporation shall be split up, converted, exchanged, reclassified, or in any way substituted for, then the Option, to the extent that it has not been exercised, shall entitle the holder thereof upon the future exercise of the Option to such number and kind of securities or other property subject to the terms of the Option to which he would have been entitled had he actually owned the Shares subject to the unexercised portion of the Option at the time of the occurrence of such stock dividend, split-up, conversion, exchange, reclassification or substitution; and the aggregate purchase price upon the future exercise of the Option shall be the same as if the originally optioned Shares were being purchased thereunder. Any fractional Shares or securities payable upon the exercise of the Option to the holder of the Option as a result of such adjustment shall be payable in cash based upon



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the Fair Market Value of such Shares or securities at the time of such exercise.
If any such event should occur, the number of Shares with respect to which Options remain to be issued, or with respect to which Options may be reissued, shall be adjusted in a similar manner.

          Notwithstanding any other provision of the Plan, in the event of a recapitalization, merger, consolidation, rights offering, separation, reorganization or liquidation, or any other change in the corporate structure or outstanding Shares, the Committee shall make such equitable adjustments to its number of Shares and the class of Shares available hereunder or to any outstanding Options as are necessary to prevent dilution or enlargement of rights.

          9.  Issuance of Shares and Compliance with Securities Act.  The
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Corporation may postpone the issuance and delivery of Shares upon any exercise of an Option until (a) the admission of such Shares to listing on any stock exchange on which Shares of the Corporation of the same class are then listed, and (b) the completion of such registration or other qualification of such Shares under any State or Federal law, rule or regulation as the Corporation shall determine to be necessary or advisable. Any person exercising an Option shall make such representations and furnish such information as may, in the opinion of counsel for the Corporation, be appropriate to permit the Corporation, in the light of the then existence or non-existence with respect to such Shares of an effective Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), to issue the Shares in compliance with the provisions of the Securities Act or any comparable act. The Corporation shall have the right, in its sole discretion, to legend any Shares which may be issued pursuant to the exercise of an Option, or may issue stop transfer orders in respect thereof.

          10.  Income Tax Withholding.  If the Corporation or a Subsidiary shall
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be required to withhold any amounts by reason of any Federal, State or local tax rules or regulations in respect of the issuance of Shares pursuant to the exercise of such Option, the Corporation shall be entitled to deduct and withhold such amounts from any cash payments to be made to the holder of such Option. In any event, the holder shall make available to the Corporation or such Subsidiary promptly when requested by the Corporation or such Subsidiary sufficient funds to meet the requirements of such withholding; and the Corporation or such Subsidiary shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds made available to the Corporation or such Subsidiary out of any funds or property due or to become due to the holder of such Option, including Shares issuable in connection with the Option, any of which Shares shall be valued at their Fair Market Value on the date of exercise of the Option.



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          11.  Administration and Amendment of the Plan.  Except as hereinafter
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provided, the Board of Directors or the Committee may at any time withdraw or from time to time amend the Plan as it relates to, and the terms and conditions of, any Options not theretofore granted, and the Board of Directors or the Committee, with the consent of the affected holder of an Option, may at any time withdraw or from time to time amend the Plan as it relates to, and the terms and conditions of, any outstanding Option. Notwithstanding the foregoing, the Plan may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code or the Employee Retirement Income Security Act; provided, however, that this limitation on the frequency of amendments shall apply only for so long as such limitation is required in order to comply with Rule 16b-3 under the Exchange Act as in effect with respect to the Corporation's employee benefit plans.

          Determinations of the Committee as to any question which may arise with respect to the interpretation of the provisions of the Plan and Options shall be final. The Committee may authorize and establish such rules, regulations and revisions thereof not inconsistent with the provisions of the Plan, as it may deem advisable to make the Plan and Options effective or provide for their administration, and may take such other action with regard to the Plan and Options as it shall deem desirable to effectuate their purpose.

     The Plan is intended to comply with Rule 16b-3 under the Exchange Act. Any provision inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

     12.  Effective Date.  The effective date of this Plan is July __, 1996, the
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date on which it was adopted by the Board of Directors and approved by the sole shareholder of the Corporation.



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